                            ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT ("Agreement"), is dated as of March 23, 2001 ("Effective Date"), by and among Open Market, Inc., a Delaware corporation, with offices at 1 Wayside Road, Burlington, MA 01803, ("Open Market"), Folio Corporation, a Utah corporation and wholly owned subsidiary of Open Market, with offices at 1 Wayside Road, Burlington, MA 01803 ("Folio") (Open Market and Folio collectively referred to as "Seller"), and NextPage Operating Company, L.C., a Utah limited liability company, with offices at 3125 West Executive Park Way, Lehi, UT 84043 ("Buyer").

         WHEREAS, Seller is the owner of certain software products identified on
SCHEDULE 1.1 attached hereto (the "Folio Products"), and the business associated therewith (the "Business"), including any accompanying Copyrights (as defined below), Technical Information (as defined below), Trade Rights (as defined below), Inventions (as defined below), Domain Names (as defined below) and any other intellectual property rights therein (collectively, the "Intellectual Property").

         WHEREAS, Seller and Buyer entered into an Amended and Restated Master Software License and Distribution Agreement, dated as of September 30, 1999, in respect of the Folio Products ("License Agreement").

         WHEREAS, in the first quarter of 2001, Buyer prepaid $1.1 million to Seller in satisfaction of its quarterly fee obligation pursuant to Section 9.1 of the License Agreement.

         WHEREAS, Buyer desires to purchase the Folio Products, the Business and the Intellectual Property and Seller desires to sell and transfer the Folio Products, the Business and the Intellectual Property to Buyer, upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

         SECTION 1.1 DESCRIPTION OF ASSETS TO BE ACQUIRED. Upon the terms and subject to the conditions set forth in this Agreement, as of the Effective Date, Seller hereby conveys, sells, transfers, assigns and delivers to Buyer, and Buyer hereby purchases from Seller, all of Seller's right, title and interest that Seller may own, or in which Seller may claim rights, to and in the assets comprising the Folio Products, the Business and the Intellectual Property (together with the right to sue and collect damages or other amounts in respect of any past, present or future infringement or breach of such rights), including, but not limited to, the following:

                  (a) COPYRIGHTS. All of Seller's worldwide rights and interests existing on the Effective Date in and to all works or authorship and copyrights that relate to the Folio Products or the Business or that are otherwise required for or incident to the Business, and all registrations, applications for registration and licenses therefor, together with all ancillary rights thereto, including, but not limited to, the registered copyrights listed on SCHEDULE 1.1(a) (collectively, the "Copyrights");

                  (b) TECHNICAL INFORMATION. All of Seller's worldwide rights and interests existing on the Effective Date in and to all (i) computer source code (human readable format) and object code (machine readable format), including without limitation all paper, optical and magnetic media embodying (1) the Folio Products (in source code and object code formats), and (2) all prior versions of the Folio Products (in source code and object code formats) whether or not licensed to customers; (ii) specifications directly relating to or used in connection with the Folio Products; (iii) engineering, programming, service and maintenance notes and logs directly relating to or used in connection with the Folio Products; (iv) technical, operating and service and maintenance manuals and data directly relating to or used in connection with the Folio Products; (v) user documentation, including help files, directly relating to or used in connection with the Folio Products; (vi) training materials directly relating to or used in connection with the Folio Products; and (vii) other data, information and know-how that is necessary and desirable to design, manufacture, assemble, service, maintain, install, operate, use or test the Folio Products and all other trade secrets and know-how which directly relate to or are used in connection with the Folio Products or the Business or are otherwise required for or incident to the performance of the Business, together with all ancillary rights thereto (collectively, the "Technical Information"); provided that, for purposes of clarification, Seller's obligation to furnish the materials referenced in Section 1.1(b)(2)(i) through 1.1(b)(2)(vii) shall be to the extent reasonably practicable under the circumstances;

                  (c) TRADE RIGHTS. All of Seller's worldwide rights and interests existing on the Effective Date in and to all trademarks, common law trademarks, trade names, service marks, common law service marks, service names, slogans, logos, designs and any abbreviations or variations thereof, and all registrations, applications for registration and licenses therefor, together with the goodwill of the Business associated with such names and marks and all ancillary rights thereto, listed on SCHEDULE 1.1(c) (collectively, the "Trade Rights");

                  (d) DOMAIN NAMES. All of Seller's worldwide rights and interests existing on the Effective Date in and to all internet domain names, and all registrations, applications for registration and other licenses in connection therewith, listed on SCHEDULE 1.1(d) (the "Domain Names");

                  (e) INVENTIONS. All of Seller's worldwide rights and interests existing on the Effective Date in and to all non-patented inventions directly related to the Folio Products, together with all ancillary rights thereto (the "Inventions");

                  (f) CONTRACTS. All claims and rights of Seller in respect of the Folio Products, the Business and the Intellectual Property existing on the Effective Date under contracts with licensors (to the extent such contractual rights and obligations with any third party software providers are assignable, subject to Seller's obligations set forth in Section 3.2 below), licensees, distributors, dealers, sales representatives and other independent sales persons, except to the extent such contracts shall have been previously assigned to Buyer pursuant to the License Agreement, including, but not limited to, the contracts listed on SCHEDULE 1.1(f), and the contracts with "Folio Customers" and "Folio Distributors", as those terms are defined in the License Agreement (collectively, the "Contracts"); provided that nothing in this Agreement shall be construed as an attempt or agreement to assign any Contracts that are not assignable without the consent of the other party thereto, unless such consent shall have been given, and subject to Seller's obligations pursuant to Section
3.2 below;

                  (g) GOODWILL. All goodwill of the Folio Products, Trade Rights and the Business; and

                  (h) OTHER ASSETS. Any and all other rights, titles, interests, privileges and appurtenances of Seller of any nature that (1) are required by or used in connection with the conduct of the Business and (2)(i) were licensed to Buyer pursuant to the License Agreement and (ii) directly relate to the Folio Products.

All of the assets, properties, rights and business to be conveyed, sold, transferred, assigned and delivered to Buyer pursuant to this Section 1.1 are hereinafter collectively referred to as the "Assets". Notwithstanding the foregoing, and except as to the specific assets identified on SCHEDULES 1.1, 1.1(a), 1.1(c), 1.1(d), 1.1(f) hereto and Rampage/NXT3 technology, which is an Asset hereunder, Seller is only transferring those assets that were licensed to Buyer pursuant to the License Agreement.

         SECTION 1.2 MORAL RIGHTS. To the extent allowed by law, the Intellectual Property shall include all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as "moral rights", "artist's rights", "droit moral", or the like in and to the Folio Products (collectively, "Moral Rights"). To the extent that Seller retains any such Moral Rights under applicable law, Seller hereby waives and provides any necessary waivers of such Moral Rights and consents and provides all necessary consents to any action with respect to such Moral Rights by or authorized by Buyer. Seller agrees that Seller will confirm any such waivers and consents from time-to-time as reasonably requested by Buyer.

         SECTION 1.3 ASSUMPTION OF CERTAIN OBLIGATIONS. Buyer shall, pursuant to this Agreement, assume only those obligations and liabilities, associated with the Assets, that (a) are specifically identified on SCHEDULE 1.3 hereto or (b) Buyer has itself created or assumed prior to the Effective Date ("Assumed Obligations"). Buyer shall have no responsibility, liability or obligation arising out of this Agreement, including, without limitation, obligations or liabilities arising out of conduct or omissions in respect of the Folio Products, the Intellectual Property, the Business, the Contracts or other Assets occurring prior to the effective date of the License Agreement, whether matured or unmatured, liquidated or unliquidated, fixed or contingent, or known or unknown, unless it (i) is identified on SCHEDULE 1.3 or (ii) was created or assumed by Buyer prior to the Effective Date.

         SECTION 1.4 INSTRUMENTS OF TRANSFER. The sale, assignment, transfer, conveyance and delivery of the Assets shall be made by such bills of sale, trademark assignments, copyright assignments and other recordable instruments of assignment, transfer and conveyance as Buyer shall reasonably request. Seller shall assist Buyer in every proper way to evidence, record and perfect the assignments described in Sections 1.1 and 1.2 above and Section 3.6 below and to perfect, obtain, maintain, enforce and defend the rights assigned. At any time and from time to time after the execution of this Agreement, at Buyer's request, Seller promptly shall execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as Buyer may reasonably request to more effectively transfer, convey and assign to Buyer, and to confirm Buyer's title to, all of the Assets, to put Buyer in actual possession and operating control thereof, to assist Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement. If Buyer is unable after reasonable efforts and within a reasonable period of time to secure Seller's signature to any document to which Buyer is entitled under this Section 1.4 for any reason whatsoever, Seller hereby irrevocably designates and appoints Buyer and its duly authorized officers and agents, as its agents and attorneys-in-fact with full power of substitution to act for and on Seller's behalf and instead of Seller, to execute and file any such document or documents and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by Seller.

         SECTION 1.5 PURCHASE PRICE. The purchase price ("Purchase Price") for the Assets shall be Five Million Five Hundred Thousand Dollars ($5,500,000.00). The Purchase Price and the Assumed Obligations shall be the only consideration required of Buyer with respect to the subject matter of this Agreement. Upon the terms and subject to the conditions contained in this Agreement, in consideration for the Assets and in full payment therefor, on the Effective Date Buyer will pay, or cause to be paid, the entire Purchase Price by wire transfer to an account designated by Seller.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.1 REPRESENTATIONS OF BUYER. Except as otherwise set forth in
SCHEDULE 2.1 hereto and as otherwise provided in Section 2.3, Buyer hereby represents to Seller that:

                  (a) ORGANIZATION. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Utah.

                  (b) AUTHORIZATION. This Agreement constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium, reorganization and other laws affecting creditors' rights and remedies generally. Without limiting the generality of the foregoing, the board of directors of Buyer has duly authorized the execution, delivery and performance of this Agreement by Buyer.

                  (c) COMPLIANCE WITH OTHER INSTRUMENTS. Buyer's execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the compliance with the terms hereof and thereof by it do not conflict with or result in a breach of any terms of, or constitute a default under, its Certificate of Incorporation or Bylaws, or any material agreement, obligation or instrument to which it is a party or by which it is bound.

                  (d) LITIGATION. To the best knowledge of Buyer, there is no claim, litigation, investigation, inquiry, action, suit or proceeding, administrative or judicial, pending or threatened against Buyer, at law or in equity, before any federal, state or local court or regulatory agency, or other governmental authority, which might have a material adverse effect on Buyer's ability to perform any of its obligations under this Agreement.

                  (e) KNOWLEDGE ABOUT SELLER'S REPRESENTATIONS. Buyer is not aware of any claims, liabilities or other obligations that have been incurred as a result of Buyer's use of the Folio Products pursuant to the License Agreement that would cause any of Seller's representations set forth in Section 2.2 to be untrue or inaccurate in any material respect.

         SECTION 2.2 REPRESENTATIONS OF SELLER. Except as otherwise set forth in
SCHEDULE 2.2 hereto and as otherwise provided in Section 2.3, Seller hereby represents and warrants to Buyer that:

                  (a) AUTHORIZATION OF SELLER. This Agreement constitutes a valid and binding obligation of Seller, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium, reorganization and other laws affecting creditors' rights and remedies generally. Without limiting the generality of the foregoing, the board of directors of Seller has duly authorized the execution, delivery, and performance of this Agreement by Seller.

                  (b) UNDISCLOSED LIABILITIES. Except as set forth in SCHEDULE 2.2(b), there are no debts, liabilities or obligations with respect to the Folio Products, the Intellectual Property or the Business or to which any of the Assets are subject, liquidated, unliquidated, accrued, absolute, contingent or otherwise, which have arisen or may arise from Seller's conduct or omissions in respect of the Folio Products, the Intellectual Property, the Business or the Assets.

                  (c) TAXES. All taxes, including, without limitation, income, property, sales, use, franchise, added value, withholding, and social security taxes, imposed by the United States, any state, municipality, other local government or other subdivision or instrumentality of the United States, or any foreign country or any state or other government thereof, or any other taxing authority, that are due or payable by Seller, or have arisen or may arise from the conduct or omissions of Seller, with respect to the Folio Products, the Intellectual Property or the Business, and all interest and penalties thereon, whether disputed or not, and that would result in the imposition of a lien, claim or encumbrance on any of the Assets or against Buyer, other than taxes that are not yet due and payable or which may arise as a result of the transactions contemplated hereby, have been paid in full, all tax returns required to be filed in connection therewith have been accurately prepared and duly and timely filed, and all deposits required by law to be made by Seller with respect to employees' withholding taxes have been duly made. Seller acknowledges that it has relied on its own tax advisors for the advice regarding the tax consequences of the transactions contemplated by this Agreement and has not received tax advice with respect thereto from Buyer or any of its officers, employees or agents.

                  (d) COMPLIANCE WITH LAW. Seller has complied and is in compliance with all applicable federal, state, foreign and local laws, statutes, licensing requirements, rules and regulations, and judicial or administrative decisions applicable to the Folio Products, the Intellectual Property or the Business, including, without limitation, all environmental and export control laws. To the best knowledge of Seller, there is no order issued, investigation or proceeding pending or threatened, or notice served with respect to any violation of any law, ordinance, order, writ, decree, rule or regulation issued by any federal, state, local or foreign court or governmental agency or instrumentality applicable to the Business.

                  (e) INTELLECTUAL PROPERTY. Except as disclosed in SCHEDULE 2.2(e), Seller is the sole and exclusive owner of or is licensed or otherwise has the full right to use and convey the Intellectual Property and no governmental registration of any of the Intellectual Property has lapsed, expired or been cancelled, abandoned, opposed or the subject of a reexamination request. SCHEDULE 1.1(a) is a true and complete list of all of Seller's registered Copyrights. SCHEDULE 1.1(c) is a true and complete list of all of Seller's registrations and pending registration applications of the Trade Rights. SCHEDULE 1.1(d) is a true and complete list of all of Seller's Domain Names. To the best knowledge of Seller, no patents, patent applications or inventions of Seller not transferred or licensed hereunder are required for use in connection with the Folio Products, the Intellectual Property, the Business or the Assets. SCHEDULE 1.1(f) and the agreements listed in Section 6.1(m) of the License Agreement set forth all material Contracts under which others are licensed or authorized to use Intellectual Property by Seller as of the Effective Date of the License Agreement, and, except as set forth on SCHEDULE 1.1(f), Seller has not entered into any additional material agreements or contracts in respect of the Folio Products since the effective date of the License Agreement.
SCHEDULE 1.1(f) sets forth all material Contracts under which Seller is licensed or authorized to use Intellectual Property by others, except for standard, commercially available computer software programs. The execution and delivery of this Agreement will convey to and vest in Buyer good and marketable title to the Intellectual Property free and clear of any liens, claims, security interests or encumbrances or otherwise provide Buyer with unrestricted right to use and exploit the Intellectual Property, except as is subject to licenses by third parties to Seller. Except as disclosed on
SCHEDULE 2.2(e):

                           (i) To the best knowledge of Seller, there have been no claims or litigation, and there is no basis for any claim, challenging the scope, validity or enforceability of any of the Intellectual Property;

                           (ii) To the best knowledge of Seller, there are no instances where it has been held, claimed or alleged, whether directly or indirectly, and there is no basis upon which a claim may be made, that any Intellectual Property infringes or may infringe upon or is in violation of any of the intellectual property rights of a third party, or that any activity of a third party infringes or may infringe upon or is in violation of any of the Intellectual Property, provided that the foregoing excludes any such claims arising from (A) modification of any Folio Product other than by or at the direction of Seller to the extent the claim arises from such modification, or (B) use of any Folio Product in combination with equipment, software or other materials not developed, supplied or authorized by Seller, to the extent such claim arises from such combination and not the applicable Folio Product itself;

                           (iii) To the best knowledge of Seller, there have been no claims or litigation asserted, pending or threatened by any third party challenging or questioning the validity or effectiveness of any Contract pertaining to the Intellectual Property or asserting the misuse thereof, and no valid basis exists for any such claim; and

                           (iv) To the best knowledge of Seller, all of the Contracts referred to in SCHEDULE 1.1(f) that are in the name of Seller as of the Effective Date (and have not been previously properly assigned to Buyer) are in full force and effect and constitute legal, valid and binding obligations of the respective parties thereto. There currently are not any defaults thereunder by Seller or, to the best knowledge of Seller, by any other party, and no event has occurred which (whether with or without notice, lapse of time, or the happening or occurrence of any other event) would constitute a default thereunder by Seller or, to the best knowledge of Seller, by any other party. Subject to Section 2.2(h) below, the validity and effectiveness of all such Contracts, and the current terms thereof will not be adversely affected by the transactions contemplated by this Agreement.

Seller has taken reasonable measures to protect the Intellectual Property from use by any other person or entity, including, without limitation, reasonable measures to ensure the secrecy of Technical Information and written agreements with all employees with respect to confidentiality and rights to, inventions, copyrights and Moral Rights.

                  (f) LITIGATION. To the best knowledge of Seller, there is no claim, litigation, action, suit or proceeding, administrative or judicial, pending or threatened against Seller involving any of the Assets, at law or in equity, before any federal, state, local or foreign court or regulatory agency, or other governmental or arbitral authority, including, without limitation, any unfair labor practice or grievance proceedings or otherwise, which could have a material adverse effect on (i) the consummation of the transactions contemplated by this Agreement or (ii) any of the Assets. To the best of Seller's knowledge, there is no basis or alleged basis upon which such claim, litigation, action, suit or proceeding could be brought or initiated.

                  (g) NO CONFLICT OR DEFAULT. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including, without limitation, the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any agreement, deed, Contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Seller is a party or by which it or any of the Assets are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, or result in the creation or imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any of the Assets, or give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the Assets.

                  (h) THIRD PARTY CONSENTS. Except as set forth on SCHEDULE 2.2(h), no consent, approval or authorization of any third party on the part of Seller is required in connection with the transfer to Buyer of the rights of Seller under any of the Contracts or in connection with the consummation of the transactions contemplated hereunder.

                  (i) COMPLETE COPIES OF MATERIALS. Seller has delivered or made available to Buyer and its counsel true and complete copies of each document which has been requested by Buyer, including, without limitation, the Contracts set forth on SCHEDULE 1.1(f).

                  (j) KNOWLEDGE ABOUT SELLER'S REPRESENTATIONS. Except as disclosed herein, Seller is not aware of any claims, liabilities, other obligations, facts, circumstances, acts or omissions that would cause any of Seller's representations set forth in this Section 2.2 to be untrue or inaccurate in any material respect.

                  (k) BROKER'S FEES. Seller has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Buyer could become liable or obligated.

                  (l) NO THIRD PARTY OPTIONS. There are no existing agreements, options, commitments or rights with, of or to any person to acquire any of Seller's assets, properties or rights included in the Assets, except in favor of Buyer as set forth in the License Agreement.

                  (m) FAIR VALUE. Seller's Board of Directors, by unanimous written consent, determined that entering into this Agreement and consummating the transactions contemplated hereby is in the best interests of Seller and the stockholders of Seller based upon its evaluation of a number of factors, including its determination that the Purchase Price and Assumed

Obligations represent fair and reasonable consideration for the Assets. Seller has not entered into this Agreement, or made any transfer or incurred any obligations hereunder or in connection herewith, with the actual intent to disturb, hinder, delay or defraud either present or future creditors or other persons.

                  (n) FINANCIAL INFORMATION. The balance sheet of Seller as reflected in Seller's Form 10Q as filed with the Securities and Exchange Commission on November 14, 2000, for the quarter ending September 30, 2000, and the unaudited balance sheet, dated as of December 31, 2000, which was attached to Seller's February 12, 2001 press release, which balance sheet is attached hereto as SCHEDULE 2.2(n), are true and correct as of such respective dates, and there have been no material adverse changes since the dates of such documents. As of the Effective Date, Seller continues to pay its debts as such debts become due and has not admitted its inability to pay its debts as they become due. The Board of Directors of Seller has not adopted any resolution or otherwise authorized any action to approve the commencement of any voluntary case under the U.S. Bankruptcy Code, to consent to the appointment of or taking possession by a receiver, trustee or custodian, or to make an assignment for the benefit of creditors.

         SECTION 2.3       ADDITIONAL EXCEPTIONS.

                  (A) NO IMPLIED WARRANTIES. Except as expressly provided herein, neither party makes, and each party hereby disclaims, all other warranties, express or implied, including without limitation all warranties of merchantability or fitness for a particular purpose.

                  (B) BUYER'S CONDUCT. Seller's representations pursuant to
Section 2.2, specifically exclude any claims, liabilities or other obligations that may have arisen or may arise as a result of Buyer's conduct or omissions in connection with the License Agreement, unless Seller shall have been made aware of such claims, liabilities or obligations prior to the Effective Date.

                                   ARTICLE III
                                    COVENANTS

         SECTION 3.1 ACCESS TO INFORMATION. For a period of seven (7) years (or such longer period as may be required by law or as may be reasonably requested by Buyer as a result of audits, tax contests or pending disputes) from the Effective Date (a) Seller shall not dispose of or destroy any of its business records or files to the extent related primarily to the Folio Products, the Intellectual Property or the Business without first offering to turn over possession thereof to Buyer, by written notice at least sixty (60) days prior to the proposed date of such disposition or destruction; (b) Seller shall allow Buyer and its representatives access to such records and files, during normal working hours at its principal place of business or at any location where such records or files are stored; and (c) Buyer shall have the right, at its own expense, to make copies of any such records and files; provided, however, that any such access or copying shall be had and done in such a manner so as not to unreasonably interfere with the normal conduct of Seller's business. For a period of seven (7) years (or such longer period as may be required by law or as may be reasonably requested by Seller as a result of audits, tax contests, or pending disputes) from the Effective Date (i) Buyer shall not dispose of or destroy any of its business records or files to the extent related primarily to the Business as conducted prior to the Effective Date without first offering to turn over possession thereof to Seller, by written notice at least sixty (60) days prior to the proposed date of such disposition or destruction; (ii) Buyer shall allow
Seller and its representatives access to such records and files, during normal working hours at its principal place of business or at any location where such records or files are stored; and (iii) Seller shall have the right, at its own expense, to make copies of any such records and files; provided, however, that any such access or copying shall be had and done in such a manner so as not to unreasonably interfere with the normal conduct of Buyer's business.

         SECTION 3.2 CONSENTS. Seller shall promptly apply for or otherwise seek and use its best efforts to obtain all consents and approvals required to be obtained by it for the transactions contemplated hereby.

         SECTION 3.3 BEST EFFORTS. If applicable, each of Buyer and Seller shall use best efforts to effectuate the transactions contemplated hereby.

         SECTION 3.4 EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including fees of any finders or brokers or investment bankers, attorneys and accountants retained by such party, shall be paid by the party incurring such expense. Buyer will pay all sales and transfer taxes associated with this Agreement and the transactions contemplated hereby.

         SECTION 3.5       COVENANTS AGAINST DISCLOSURE.

                  (a) SELLER'S OBLIGATIONS. Seller shall not (i) disclose to any person, association, firm, corporation or other entity (other than Buyer or those designated in writing by Buyer) in any manner, directly or indirectly, any confidential information or data relevant to: (1) the operation of the Business, whether of a technical or commercial nature, or (2) the Assets or (ii) use, or permit or assist, by acquiescence or otherwise, any person, association, firm, corporation or other entity (other than Buyer) to use, directly or indirectly, any such information or data in any manner, excepting only use of such information or data as is at the time generally known to the public and which did not become generally known through any breach of any provision of this Section by Seller. Seller shall take reasonable precautions to keep such information confidential.

                  (b) CONFIDENTIALITY. In addition to Seller's obligations pursuant to Section 3.5(a), all information which shall have been furnished by Buyer or Seller (each a "Disclosing Party") to the other party (each a "Receiving Party") in connection with the transactions contemplated hereby, including the terms of this Agreement, shall not be disclosed to any person other than their respective employees, directors, attorneys, accountants or financial advisors or other than as contemplated herein. Subject to Seller's obligations pursuant to Section 3.5(a), which are not limited hereby, a Receiving Party's obligations hereunder shall not apply to any portion of a Disclosing Party's proprietary information: (i) which was rightfully known to the Receiving Party or which was rightfully in the Receiving Party's possession prior to its receipt from the Disclosing Party, except to the extent the Receiving Party received such proprietary information subject to the confidentiality provisions contained in Section 12 of the License
Agreement; (ii) which becomes publicly available or a matter of public knowledge subsequent to the execution of this Agreement through no breach of this Agreement or the License Agreement by the Receiving Party; (iii) which is lawfully received by the Receiving Party from a third party who is or was not bound in any confidential relationship with the Disclosing Party; or (iv) disclosure of which is necessary to comply with law or the valid order or requirement of a governmental agency or court of competent jurisdiction, but only if the Receiving Party first notifies the Disclosing Party of the order and permits the Disclosing Party to seek an appropriate protective order or injunction. The foregoing obligations, solely as applicable to Buyer, shall not apply to the Assets following the Effective Date, and Buyer's use and disclosure of the Assets shall not be restricted hereby or by any other nondisclosure obligation between Buyer and Seller.

                  (c) PUBLIC ANNOUNCEMENTS. Except as required by applicable law, regulation or stock exchange rules (subject to the prior review (but not consent) of the other party with respect to any public announcement required by such law, regulation or rule), neither party shall make any public announcement regarding this Agreement or the transactions contemplated hereby prior to the Effective Date without the prior written consent of the other party.

         SECTION 3.6 INTELLECTUAL PROPERTY COVENANTS. Except as provided in
Section 3.7 below, immediately following the Effective Date, Seller will discontinue all further use of the Intellectual Property including the Folio Products as listed on SCHEDULE 1.1 (except use pursuant to a valid license agreement), or any portion or subpart of the foregoing, on Seller's own behalf. Within five (5) days following the Effective Date, Seller will deliver to Buyer or, at Buyer's request, destroy or permanently erase, all magnetic, optical, paper and any other media on which the Intellectual Property is embodied. Seller agrees that it will either prior to the Effective Date, or as promptly as practicable after Effective Date, submit the necessary documentation required to assign the Intellectual Property assigned hereunder, including, without limitation, filing with Network Solutions, Inc., or such other appropriate domain name registration authority, the documents required to transfer to Buyer the Domain Names, and filing with the appropriate government or other authority the documents required to document and perfect the transfer to Buyer the ownership of the Intellectual Property assigned hereunder. Buyer agrees to cooperate with Seller with respect to such filings.

         SECTION 3.7 TRADEMARK LICENSE. Notwithstanding Section 3.6 above, Buyer hereby grants to Seller a non-exclusive, non-transferable, non-sublicensable, worldwide, royalty-free right and license to use the "FOLIO" trademark for a period of six (6) months following the Effective Date ("License Period"), solely for the purpose of informing third parties of its former name and business. Seller shall in no way imply or suggest through use of the "FOLIO" trademark that it has any continuing interest in or license to the Assets, and shall direct all inquiries or requests in respect of the Assets to Buyer. Seller's use of the "FOLIO" trademark, and the goodwill associated therewith, shall inure to the benefit of Buyer, and Seller shall acquire no right, title or interest therein. Upon the expiration of the License Period, Seller shall make no further use of the "FOLIO" trademark, including, without limitation, any use as a corporate or trade name.

         SECTION 3.8 DELIVERY OF FOLIO PRODUCTS. The parties hereto acknowledge that Seller has previously delivered to Buyer (a) Seller's entire inventory of copies of the Folio Products in object code form, (b) a master copy of the Folio Products, in both source and object code form suitable for copying, and (c) all system and user documentation relating to the Folio Products.

         SECTION 3.9 COVENANT NOT TO SUE. Seller hereby covenants and agrees not to assert against Buyer, or its successors or assigns, or its licensees, end users, customers, resellers or distributors ( collectively, "Buyer Parties"), any claims for infringement of any Seller patent or patent rights by Buyer or any Buyer Parties, solely to the extent necessary to allow Buyer and

Buyer Parties to fully exercise, exploit or use the Folio Products, the Intellectual Property or the Assets, or otherwise engage in the Business, as such Folio Products, Assets and Business exist as of the Effective Date. If a license of any such patent or patent right is required, the parties will work together to either (a) transfer such rights to Buyer for no additional consideration or (b) develop an appropriate nonexclusive, worldwide, royalty-free, fully paid-up license to such patents or patent rights as may be necessary to allow Buyer to fully exercise, exploit or use the Folio Products, the Intellectual Property or the Assets, or otherwise engage in the Business.

         SECTION 3.10 OEM RELATIONSHIP. Each party will consider in good faith the possibility of entering into an arrangement pursuant to which Seller would be allowed to market and license to third parties Buyer's NXT3 product, and Buyer would be allowed to market and license to third parties certain of Seller's products. Nothing contained herein shall obligate either party to enter into any agreement with the other party in respect of any such arrangements.

         SECTION 3.11 TERMINATION OF LICENSE AGREEMENT. The parties mutually agree to amend and partially terminate by mutual written agreement the License Agreement, effective as of the Effective Date, subject to the survival of any applicable provisions set forth therein. No further amounts shall be payable by Buyer to Seller pursuant to the License Agreement following the Effective Date.

                                   ARTICLE IV
                           SURVIVAL & INDEMNIFICATION

         SECTION 4.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations and warranties of each party set forth in this Agreement shall be deemed to have been made by such party at and as of the Effective Date. The obligation of indemnity provided herein with respect to all of Buyer's representations and warranties set forth in Section 2.1 and such representations and warranties shall terminate three (3) years after the Effective Date. The obligations of indemnity provided herein with respect to the representations and warranties of Seller set forth in Section 2.2 and such representations and warranties shall terminate three (3) years after the Effective Date. The obligations in Sections 1.2, 1.4, 3.1 (for the period stated therein), 3.2, 3.3, 3.5(b), 3.5(c), 3.6, 3.7 (for the period stated therein), 4.1 and 5 shall survive after the Effective Date for a period of three (3) years, with the exception of the obligations under Section 3.1, which shall survive for a period of seven (7) years subsequent to the Effective Date and under Section 3.7, which shall survive for a period of six (6) months subsequent to the Effective Date. Sections 3.5(a) and 3.9 shall survive after the Effective Date for an unlimited period of time.

         SECTION 4.2       INDEMNIFICATION.

                  (a) INDEMNIFICATION BY BUYER. Buyer hereby agrees to indemnify and hold harmless Seller from and against any and all losses, liabilities, damages, demands, claims, suits, actions, judgments or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, attorneys' fees, any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred or suffered by Seller, directly or indirectly, as a result of or arising from (i) any inaccuracy in or breach or nonfulfillment of any of the representations, warranties, covenants or agreements made by Buyer in this Agreement or any facts or circumstances constituting such an inaccuracy, breach or nonfulfillment or (ii) any Assumed Obligations ("Buyer Claims").

                  (b) INDEMNIFICATION BY SELLER. Seller hereby agrees to indemnify and hold harmless Buyer against any and all Damages asserted against, resulting to, imposed upon, or incurred or suffered by Buyer, directly or indirectly, including without limitation as a result of any shareholder derivative suit to which Seller is a party, as a result of or arising from any of the following ("Seller Claims" and together with Buyer Claims, the "Claims"):

                     (i) Any inaccuracy in or breach or nonfulfillment of any of the representations, warranties, covenants or agreements made by Seller in this Agreement or any facts or circumstances constituting such an inaccuracy, breach or nonfulfillment; or

                     (ii) Any liability of Seller imposed or attempted to be imposed upon Buyer as transferee of the Assets, except to the extent such liability is expressly assumed by Buyer pursuant to Section 1.3; or

                     (iii) Any claim by creditors of Seller against Buyer arising out of or based upon the failure of a party hereto to comply with applicable state bulk sales or bulk transfer laws.

         SECTION 4.3 PROCEDURE FOR INDEMNIFICATION WITH RESPECT TO THIRD-PARTY CLAIMS. Either party's obligation to indemnify the other under this Article IV for any Claims is conditioned on the party seeking such indemnification (the "Indemnified Party") promptly notifying the party against whom such indemnification is sought (the "Party"), permitting the Indemnifying Party to control the defense and settlement of the Claim, and providing to the Indemnifying Party, at its expense, reasonable assistance in defending and settling the Claim. Notwithstanding anything in this Section to the contrary, if there is a reasonable probability that a Claim may materially and adversely affect the Indemnified Party, other than as a result of money damages or other money payments, the Indemnified Party shall have the right to participate in such defense, compromise or settlement and the Indemnifying Party shall not, without the Indemnified Party's written consent (which consent shall not be unreasonably withheld), settle or compromise any Claim or consent to entry of any judgment in respect thereof unless such settlement, compromise or consent includes as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect of such Claim.

         SECTION 4.4 PROCEDURE FOR INDEMNIFICATION WITH RESPECT TO NON-THIRD PARTY CLAIMS. In the event that the Indemnified Party asserts the existence of a claim giving rise to Damages (but excluding claims resulting from the assertion of liability by third parties), it shall give written notice to the Indemnifying Party. Such written notice shall state that it is being given pursuant to this
Section 4.4, specify the nature and amount of the claim asserted and indicate the date on which such assertion shall be deemed accepted and the amount of the claim deemed a valid claim (such date to be established in accordance with the next sentence). If the Indemnifying Party, within sixty (60) days after the receipt of notice by the Indemnified Party, shall not give written notice to the Indemnified Party announcing its intent to contest such assertion of the Indemnified Party, such assertion shall be deemed accepted and the amount of such claim shall be deemed a valid claim. In the event, however, that the Indemnifying Party contests the assertion of a claim by giving such written notice to the Indemnified Party within said period, then the parties shall act in good faith to reach agreement regarding such claim.

         SECTION 4.5       LIMITATION OF INDEMNIFICATION OBLIGATION.

                  (a) UNDER NO CIRCUMSTANCES NOR UNDER ANY LEGAL THEORY, TORT, CONTRACT OR OTHERWISE, SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES.

                  (b) Notwithstanding anything to the contrary in this Agreement, (i) Seller's liability for claims by Buyer pursuant to the indemnification provisions of this Article IV shall not exceed $5,500,000.00 in the aggregate, and (ii) Buyer's liability for claims by Seller pursuant to the indemnification provisions of this Article IV shall not exceed $1,000,000.00.


                                    ARTICLE V
                               GENERAL PROVISIONS

         SECTION 5.1 NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed given (a) on the same day if delivered personally, (b) one business day after being sent via a reputable overnight courier service, (c) three (3) business days after being mailed by registered or certified mail (return receipt requested), or (d) on the same day if sent by facsimile, confirmation received, to the parties at the following addresses and facsimile numbers (or at such other address or number for a party as shall be specified by like notice):

If to Buyer, to:                         with copy to:

NextPage, Inc.                           Gunderson Dettmer Stough Villeneuve
3125 West Executive Park Way              Franklin & Hachigian, LLP
Lehi, UT 84043                           610 Lincoln Street
                                         Waltham, MA 02451
Attention:  President                    Attention:  Jay K. Hachigian, Esq.
Facsimile:  (801) 768-7555               Facsimile:  (781)-622-1622

If to Seller:                            with a copy to:

Open Market, Inc.                        Lucash, Gesmer & Updegrove
1 Wayside Road                           40 Broad Street
Burlington, MA 01803                     Boston, MA 02109
Attention:  General Counsel              Attention:  Sarah C. Richmond, Esq.
Facsimile:  (781) 359-8129               Facsimile:  (617) 350-6878

         SECTION 5.2 ENTIRE AGREEMENT. This Agreement and the schedules hereto, and the documents referred to herein, embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and shall supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

         SECTION 5.3 BINDING EFFECT; ASSIGNMENT. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon Seller, its successors and assigns, and Buyer and its successors and assigns.

         SECTION 5.4 CAPTIONS. The Article and Section headings of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement in construing or interpreting any provision hereof.

         SECTION 5.5 AMENDMENT; WAIVER. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations or representations hereunder or thereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by the other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by the other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

         SECTION 5.6 ACKNOWLEDGEMENTS. Each party executing this Agreement acknowledges that such party has read this Agreement thoroughly, and understands the legal effect of each provision hereof, and that such party has executed this Agreement freely and voluntarily, without duress or undue influence. Each party acknowledges such party's right to make an independent determination of all matters set forth herein, and such party's right to consult with an independent attorney prior to executing this Agreement.

         SECTION 5.7 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         SECTION 5.8 COUNTERPARTS. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         SECTION 5.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be modified or excluded from this Agreement to the minimum extent necessary so that the balance of the Agreement shall remain in full force and effect and enforceable. The parties also agree to use best efforts to amend the Agreement so that its effect remains as close as possible to the original intent of the parties.

         SECTION 5.10 GOVERNING LAW. This Agreement shall in all respects be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, as applied to contracts entered into and to be performed solely within the state, solely between residents of the state, and without regard to the conflicts of laws provisions thereof. The prevailing party in such arbitration or enforcement proceeding shall be awarded its costs thereof, including reasonable attorneys' fees.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                 - SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT -

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.



                                     BUYER:


                                       NextPage Operating Company, L.C.


                                       By: /s/ Nathan S. Birchall
                                           -------------------------------------
                                       Name:  Nathan S. Birchall
                                       Title:  Chief Financial Officer




                                       SELLERS:


                                       Open Market, Inc.





                                       By: /s/ Edward Durkin
                                           -------------------------------------
                                       Name: Edward Durkin
                                            ------------------------------------
                                       Title: Chief Financial Officer
                                             -----------------------------------


                                       Folio Corporation


                                       By: /s/ Edward Durkin
                                           -------------------------------------
                                       Name: Edward Durkin
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


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